© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. Investor Event 2024 American Urological Association Annual Meeting May 3, 2024

2 Safe Harbor Statement This presentation and accompanying oral presentation contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial results of PROCEPT BioRobotics Corporation (the “Company”). Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. Any forward-looking statements made by us in this presentation speaks only as of the date on which it was made and are based on management’s current expectations of future events, assumptions, estimates, and beliefs, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others: (i) the rate and degree of market acceptance of the AQUABEAM Robotic System and Aquablation therapy and descriptions of the Company’s revenues, gross margin, profitability, operating expenses, or installed base growth, (ii) the establishment and maintenance of consistent and favorable payment policies for Aquablation therapy, (iii) the rate of growth of the commercial sales and marketing organization and the ability to manage this anticipated growth, (iv) the impact on volumes of elective procedures performed by health care providers and hospital medical device budgets, (v) the effects of increased competition as well as innovations by new and existing competitors in the market for treatments for benign prostatic hyperplasia, (vi) the ability to obtain the required regulatory approvals and clearances to market and sell the AQUABEAM Robotic System in certain other countries, (vii) the development and protection of future innovation, (viii) dependence on a limited number of third-party suppliers for components of the AQUABEAM Robotic System, (ix) the maintenance of intellectual property rights and the ability to operate the business without infringing the intellectual property rights and proprietary technology of third parties, (x) the successful completion of clinical trials and (xi) the adoption of our technology for additional indications. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. Factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Risk Factors section of the Company’s public filings with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K filed with the SEC on February 28, 2024 and any current and periodic reports filed thereafter, available at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. All statements other than statements of historical fact are forward-looking statements. Except to the extent required by law, the Company undertakes no obligation to update or review any estimate, projection, or forward-looking statement. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in the Company’s business. In light of the foregoing, investors are urged not to rely on any forward-looking statement or third-party data in reaching any conclusion or making any investment decision about any securities of the Company. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell PROCEPT BioRobotics securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements. © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

AGENDA

01 **Introduction**
Reza Zadno, CEO

02 **Financial Review**
Kevin Waters, CFO

03 **Commercial Update**
Sham Shiblaq, Chief Commercial Officer

04 **Georgia Urology Experience**
Dr. Lewis Kriteman

05 **BPH + Prostate Cancer Clinical Update**
Dr. Brian Helfand

06 **Prostate Cancer Fireside Chat**
Dr. Inderbir Gill + Barry Templin, EVP, Technology & Clinical Development

3
© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved
PROCEPT BioRobotics®

4 New Age of Innovation & Market Expansion Sustainable High Growth Highly Focused on BPH Expanding into Prostate Cancer Patient First Culture Revolutionize BPH treatment to improve patient lives Become a Leading Global Urology Company Mission Vision © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

5 Expansion into Adjacent Urology Market Current Treatment Challenges BPH Prostate Cancer Patients forced to make tradeoff between safety & efficacy Surgeon skill can vary widely Treatment options depend on prostate size Patients forced to make tradeoff between safety & efficacy Treatment options have high rates of morbidity (especially compared to BPH treatments) Many men suffer from both BPH and Prostate Cancer © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

6 Strong Foundation for Continued Success Large & Underpenetrated Primary Market (BPH) Growing Brand Awareness Best in Class Net Promoter Score Superior Clinical Advantage (BPH) Strong Balance Sheet Pathway to Profitability Expansion into Adjacent Urology Market (Pca) © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. FINANCIAL REVIEW KEVIN WATERS Chief Financial Officer

1Q24 Revenue Recap

$44.5M
(+83% y/y)
Global Revenue

$4.3M
(+65% y/y)
International Revenue

354
(+84% y/y)
U.S. Install Base

6,800
(+100% y/y)
U.S. Handpieces Sold



3,400
3,900
4,870
6,400
6,800
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

6.8
(+7% y/y)
U.S. Monthly Utilization

38
(+52% y/y)
U.S. Systems Sold

8
© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

9 Leveraging Fixed Cost Infrastructure New Headquarters San Jose, CA (160,000 Sq Ft) Future Drivers of Gross Margin Expansion 1 Leverage fixed cost infrastructure with revenue growth 2 Improved efficiencies leading to lower scrap and improved yield © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

10 2024 Financial Guidance Total Revenue ($ Mil) $34.5 Actual 2024 Guidance $75.0 $136.2 ~$213.5 (1) 2024 financial guidance issued on May 1, 2024 (2) 2023 operating expenses included approximately $19.1 million in stock-based compensation expense (3) 2024 operating expense guidance includes approximately $31.5 million in stock-based compensation expense (4) See appendix for reconciliation of non-GAAP financial measures Actual 2023 Guidance FY241 Revenue Revenue growth (y/y) $136.2 million 82% ~$213.5 million ~57% Gross Margin 52% ~58% to 59% Operating Expenses Revenue : OPEX Growth Ratio $180.2 million2 1.5x ~$231.5 million3 ~2.0x Adjusted EBITDA Loss $86.5 million4 ~$70.0 million4 TOTAL CASH & CASH EQUIVALENTS BALANCE OF $226M & DEBT BALANCE OF $52M AS OF MARCH 31, 2024 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. 2024202320222021

11 Non-GAAP Reconciliations RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (in thousands) (unaudited) RECONCILIATION OF 2024 GAAP NET LOSS TO ADJUSTED EBITDA Guidance (in thousands) (unaudited) © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved.

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. COMMERCIAL STRATEGY SHAM SHIBLAQ Chief Commercial Officer

13 BPH Market Remains Underpenetrated 354 2,700 Procept Install Base U.S. BPH Hospitals 7.0 17.5 Procept (2024E) Avg High Volume Hospital 33,000 300,000 Procept (2024E) U.S. Surgical Market Target U.S. Hospitals Monthly Utilization BPH Procedure Volume 13% 40% 11% 1 2 2 (1) US Install Base as of 3/31/24 (2) Based on 2024 guidance (3) Hospitals and Procedures based on 2019 market data (data on file) © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved 3 3 3

14 Developing Winning Culture Hire highly experienced and tenured sales professionals Recruit & Develop Clinical and sales excellence Commercial Execution Outstanding clinical outcomes lead to increased demand Strong Partnerships © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

15 Strong Momentum to Increase Utilization Commercial Goal: Convert all resective BPH hospital-based procedures to Aquablation Therapy Strong Foundation for Sustainable Growth 1 Largest & most tenured utilization team 2 >90% surgeon retention 3 Consistent & repeatable clinical outcomes 4 Standardizing treatment options Host surgeon education and training events to identify surgeon champions Educate Collaborate with hospitals to develop strategies to increase local patient volumes Target Increase utilization by training new surgeons at active hospitals Accelerate © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

U.S. Capital in Position of Strength

1Q23		1Q24
~30	Sr Capital Reps	~40
~6 months	Sr Capital Rep Avg Tenure	~15 months
Zero	Jr Capital Reps	<10
Zero	Strategic Account Team	5
Deteriorating	Capital Environment	Stable-to-Improving
No	Signed Majority IDN Contracts	Yes
~70%	% U.S. Covered Lives	>95%

16
© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

17 2024 Commercial Tailwinds Improving Hospital CAPEX Environment Largest & Most Tenured U.S. Sales Force Strong & Growing U.S. Sales Funnel Robust Demand in United Kingdom Launching New Accounts with Multiple Surgeons 1 2 43 5 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. GEORGIA UROLOGY ADOPTION Dr. Lewis Kriteman Partner and Executive VP, Georgia Urology

19 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation Consulting disclosures: PROCEPT BioRobotics, Boston Scientific, SRS, Koelis, Laborie Dr. Lewis Kriteman Partner and Executive VP, Georgia Urology © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

20 Georgia Urology 27 Aquablation Surgeons (today) 7 AquaBeam Systems 960 Aquablation Volume (2023) © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

21 Challenges of Legacy Resective Procedures Optimal results depend on surgeon skill Difficult & Steep Learning Curve Average procedure duration of medium to larger prostates can vary widely depending on patient anatomy and surgeon skill Unpredictable Operating Room Time Resective technology is unchanged over the last decade and has not addressed clinical and procedural shortcomings Lack of Continuous Innovation Due to thermal energy, key anatomy is damaged by laser mechanism of action Failure to Preserve Sexual Function © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

22 Aquablation Therapy is Easy Sell to…. Patients Surgeons Hospitals • Customized treatment • Superior clinical outcomes • Sexual function preservation • Improved post-op recovery • Consistent outcomes • Standardization across all prostate sizes & shapes • Retain patients that were previously referred to area specialist • Very flat learning curve regardless of experience • Operating room efficiency • First to market strategic advantage • Patient satisfaction metrics lead to quality improvements • Shorter length of stay • Innovative solution draws surgeons + patients © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Dynamics Disrupting the Atlanta Market

Market Expansion

Surgeons now have viable option to offer drug failure patients

Competition from LVH[1]

Low Volume BPH Hospitals who have acquired an AquaBeam System are retaining patients

Local Marketing Initiatives

Hospitals are now marketing directly to patients highlighting the benefits of Aquablation Therapy



Improved Patient Outcomes

Higher levels of patient satisfaction improve trust in healthcare providers

Standardization

Hospitals are operating more efficiently offering Aquablation Therapy to all BPH patients

Increasing Brand Awareness

Patients are actively seeking out hospitals with AquaBeam Robot

1) LVH = Low Volume BPH Hospital

23

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

24 Northern Georgia + Atlanta Market 2019 A T L A N T A M A C O N S A V A N N A H 50 miles 65 miles © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved Robot at Hospital

25 A T L A N T A M A C O N S A V A N N A H Northern Georgia + Atlanta Market 2019 >> 2021 50 miles 65 miles © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved Robot at Hospital

26 A T L A N T A M A C O N S A V A N N A H Northern Georgia + Atlanta Market 2019 >> 2021 >> TODAY 65 miles 50 miles © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved Robot at Hospital

27 Aquablation Therapy is Expanding the Market 19 180 2019 2023 Aquablation Therapy cases have increased 9.5x since 2019 Averaging 15 monthly procedures in 2023 Total BPH procedures has grown significantly since 2019. • Resective procedures are biggest growth driver • Non-Resective procedures have declined since 2019 Dr. Kriteman Aquablation Procedures © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

28 Summary Hosted Aquablation therapy education events with >1,000 surgeon attendees Education Events Lower learning curve with Aquablation is game changer Learning Curve Resecting tissue provides surgeons with more predictable outcomes Predictable Outcomes © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. BPH + PROSTATE CANCER CLINICAL UPDATE Dr. Brian Helfand Division of Urology, Northshore University Health System

30 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred An honorarium is provided by PROCEPT BioRobotics to the speakers for this presentation PROCEPT BioRobotics - consulting GoPath diagnostics - advisor Blue earth diagnostics - advisor and investigator Olympus investigator NIH LURN investigator Dr. Brian Helfand Division of Urology, Northshore University Health System © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

31 Northshore Highland Hospital 8 AquaBeam Users 390 Aquablation Volume Pioneers of Same Day Discharge 2 Robots at Single Site © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Before & After Aquablation Therapy

BEFORE

- Primarily focused on oncology
- Refer out most BPH patients

AFTER

- Standardized BPH treatment algorithm
- 130 annual Aquablation Procedures
- Acquired 2nd AquaBeam in 3Q23

32

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

33 HEMOSTASIS EVOLUTION 2014-2019 (<2,000 patients) 2020 & Beyond (>50,000 patients) Introduction of Focal Bladder Neck Cautery FIM, WATER, WATER II, OPEN WATER, & early commercialization Various hemostasis protocols investigated1 Electrocautery proved most effective and is now the standard 10 Years of Research & Data from Thousands of Patients 1. Elterman et al. 2020 British J Urol Int; 2. Elterman et al. 2021 Can J Uro; 3. Elterman et al. AUA 2023 MP51-02 2,000 Patient Sample >20,000 Patient Sample Yearly decline & sustained transfusion & takeback risk <1%3 <1% Transfusion Rate2 <1% Takeback Rate2 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

34 DAY CASE AQUABLATION GAINING ADOPTION 37 of 40 (93%) Patients Discharged Same Day Prostates <150mL Success with same day surgery. Post-op day 3 void without catheter Organically developed during COVID due to lack of bed space New data being presented at AUA 2024 Numerous surgeons in US, UK, and Canada have adopted Ng et al BJI Int 2024 (in Press)© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Aquablation Therapy for Prostate Cancer is a Natural Technology Evolution

~1/3 of Men with Prostate Cancer have BPH[1]


BPH:
900,000
Dx/year
PCa:
300,000
Dx/year

- Prostate cancer & BPH effect similar populations
- Waterjet resection can be planned up to prostate capsule
- Aquablation resects tissue as opposed to in-situ ablation

PROCEPT BioRobotics®

35

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Bell KJ, et al.. Int J Cancer. 2015

36 62yo Latino-American • Family history of PCa • Family history of BPH Prostate Cancer Treatment Patient (PRCT002) PSA (ng/ml) Stage MRI Positive Cores Pathology Diagnostic Bx 3/22 OSH 5.8 T1c Not done 3/12 Rt Apex GG2 Confirmatory Bx 7/22 7.6 T1c PIRADS 5 1.1cc Rt Apex 3/15 Rt Apex GG2 Target only Surveillance Bx 8/23 13.6 T1c PIRADS 5 1.5cc Rt Apex 4/15 Rt Apex GG2 Target + 1 random • Prostate Volume: 96ml • AUA-SI: 22, QoL: 5 • Qmax: 10mL/sec © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Prostate Size Perspective

62yo Latino-American

- Family history of PCa
- Family history of BPH

- Prostate Volume: 96mL
- AUA-SI: 22, QoL: 5
- Qmax: 10mL/sec

50mL is average prostate size for prostatectomy in New York City[1]

This specific **96mL** prostate is very large for prostate cancer case


30%
25%
20%
15%
10%
5%
0%
30
40
50
60
70
80
90
100
Prostate weight, grams

Prostate weight distribution extends to a maximum of 200 grams

1. Olsson et al Ar J Urol 2011

37
© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved
PROCEPT BioRobotics®

Surgical Pre-Planning

Final Diagnosis

3D MRI


GG2

Sagittal View


GG2

Transverse View


Right
Left
AFS
AFS
PZa
TZa
TZa
PZa
TZp
TZp
GG2
PZpl
PZpm

Prostate Apex

- Systematic biopsy
  - Right apex (GG2)
- Targeted biopsy
  - Right apex lesion (GG2)
  - Left apex lesion (benign)

CAUTION Investigational device. Limited by United States law to investigational use." However, since that may make it sound like the device is completely investigational & may be confusing, I'd recommend - "Aquablation therapy for the ablation of abnormal prostate tissue is limited by United States law to investigational use

38

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BIOROBOTICS®

Surgical Pre-Planning

Treatment Plans

Waterjet Pass 1 + **Waterjet Pass 2** + **Waterjet Pass 3** = **Cumulative Pass**


225° high angle cut
+
195° wide angle cut
+
Targeted cut
=

Optimized to Access Peripheral Zone

CAUTION Investigational device. Limited by United States law to investigational use." However, since that may make it sound like the device is completely investigational & may be confusing, I'd recommend - "Aquablation therapy for the ablation of abnormal prostate tissue is limited by United States law to investigational use

PROCEPT BioRobotics®

39

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

40 Actual Treatment: Pass #1 Transverse View Sagittal View 225° high angle cut © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved CAUTION Investigational device. Limited by United States law to investigational use." However, since that may make it sound like the device is completely investigational & may be confusing, I'd recommend - "Aquablation therapy for the ablation of abnormal prostate tissue is limited by United States law to investigational use

41 Actual Treatment: Pass #2 Transverse View Sagittal View 195° wide angle cut © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved CAUTION Investigational device. Limited by United States law to investigational use." However, since that may make it sound like the device is completely investigational & may be confusing, I'd recommend - "Aquablation therapy for the ablation of abnormal prostate tissue is limited by United States law to investigational use

42 Actual Treatment: Pass #3 Transverse View Sagittal View Targeted cut © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved CAUTION Investigational device. Limited by United States law to investigational use." However, since that may make it sound like the device is completely investigational & may be confusing, I'd recommend - "Aquablation therapy for the ablation of abnormal prostate tissue is limited by United States law to investigational use

Initial Aquablation Impressions for Prostate Cancer

Real Time Imaging

Surgical planning with ultrasound and 3D MRI reconstruction

Surgeon Confidence

Waterjet resection provides confidence to carry out comprehensive treatment plan

Post-op Recovery

Postop recovery similar to BPH treatment experience

1. **Attractive to Patients when Consenting Given Surgical Attributes**
2. **Resects Obstructive Tissue (BPH), Prostate Cancer Lesion(s), and Non-Obstructive Tissue that may Harbor Cancer**

43

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

Active Surveillance & Focal Therapy

Both Aim to Delay or Avoid Radical Treatment and Its Respective Morbidities

	Strategy	Cost to Patient	Failure Rate
Active Surveillance ***(watch)***	No immediate action. Regular testing & radical treatment if progression occurs	No treatment morbidity	50%-60% radical treatment within 10-15 years[1]
Focal Therapy ***(disrupt)***	Disrupt natural course of disease by ablating known cancer up to half the prostate	4% incontinence[2] 10-25% erectile dysfunction[2]	~35% residual actionable GG≥2 disease after 1-2 years[3-9] *(MRI Era Intermediate risk)*

Following Focal Therapy, 35% of patients Still Have Untreated Significant Disease

1. Hamdy et al NEJM 2023; 2. Weighted averages based on the totality of the ablation literature; reference available upon request; 3. Mortezavi et al J Urol 2019; 4. Abreu et al J Urol 2020; 5. Nahar et al J Urol 2020; 6. Ehadie et al 2022; 8. Wysock et al J Urol 2023; 8. Zhu et al E Urol Open 2023; 9. Dixon et al J Endo 2023

Data reported in each category is not head-to-head

PROCEPT BioRobotics®

44
© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

45 Radical Therapy Leads to Substantial Morbidity Strategy Cost to Patient Failure Rate Active Surveillance (watch) No immediate action. Regular testing & radical treatment if progression occurs No treatment morbidity 50%-60% radical treatment within 10-15 years1 Focal Therapy (disrupt) Disrupt natural course of disease by ablating known cancer up to half the prostate 4% incontinence2 10-25% erectile dysfunction2 ~35% residual actionable GG≥2 disease after 1-2 years3-9 (MRI Era Intermediate risk) Surgery & Radiation (radical) Radical treatment prostatectomy or radiation therapy Surgery:10 Incontinence 21%; ED: 81% Radiation:10 Incontinence: 4%; ED: 66% Intermediate-risk disease Biochemical Failure11 Surgery: 15%(5yrs), 24%(10yrs) Radiation: 13%(5yrs), 21% 10yrs) 1. Hamdy et al NEJM 2023; 2. Weighted averages based on the totality of the ablation literature; reference available upon request; 3. Mortezavi et al J Urol 2019; 4. Abreu et al J Urol 2020; 5. Nahar et al J Urol 2020; 6. Ehadie et al 2022; 8. Wysock et al J Urol 2023: 8. Zhu et al E Urol Open 2023; 9. Dixon et al J Endo 2023; 10 Donovan et al NEJM 2016; 11. Falagario et al Jama Net Open 2023 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved Data reported in each category is not head-to-head

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. PROSTATE CANCER OVERVIEW Barry Templin EVP, Technology & Clinical Development

47 Prostate Cancer in U.S. 3.3 Million Men in the U.S. living with prostate cancer today1 Prostate cancer is a serious disease, but most men diagnosed do not die from it2 Low Mortality Common treatment recommendation given low disease lethality and high risk of treatment morbidity Active Surveillance 1. American Cancer Society 2024; 2. Hamdy et al NEJM 2023; Donovan et al NEJM 2016 >2 million Men Living With Low to Intermediate Risk Disease © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

48 U.S. Prostate Cancer Market 300,000 New Cases of Prostate Cancer Annually Low Risk Intermediate Risk High Risk 210,000 90,000 54,600 105,000 50,400 Localized Diagnoses by Risk2 Localized Non-Localized Annual Incidence1 1. American Cancer Society 2024; 2. Rasul et al CUAJ 2020 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Localized Prostate Cancer Treatment Landscape


Grade Group
GG1
GG2 - GG3
GG4 - GG5
Prognosis Spectrum
LOW RISK
INTERMEDIATE
HIGH RISK
NCCN / AUA Guidelines
Active Surveillance
Radiation + Surgery
Contemporary Practice
Active Surveillance
Focal Therapies
Radiation + Surgery
Aquablation Target

49

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

Initial Prostate Cancer Research

PRCT001 Objective

Evaluate **safety** & **efficacy** of Aquablation therapy for patients with BPH & localized prostate cancer.

Step 1

Feasibility performed in **5 patients**

Key Inclusion
IPSS ≥ 8
Grade Group 1-3
PIRADS 3-4
PSA < 20 ng/ml

Data ★ Presented

Step 2

Modified protocol to include ….

- up to125 patients
- up to15 global sites

PRCT001 Design

Single Arm on-label study of BPH patients with…

- Localized prostate cancer
- Grade Group 1-3
- Candidates for Active Surveillance or Observation

PROCEPT BioRobotics®

50

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

51 Cancer Progression MRI Visibility is cause for concern1,2,3 MRI progression is a cause for biopsy1,2,3 Grade group progression is usually a trigger for radical treatment4 1. Stavrinides et al 2019; 2. Omil-Lima et al 2022; 3.Osses et al 2020; 4. Weinstock et al 2020 Active Surveillance (6-13m Bx) MRI Invisibility (PIRADS ≤ 2) 12%1 Progression Metrics MRI Progression 30%1 Grade Group Progression 32-46%1,2 © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

52 Aquablation Cancer Progression Data MRI Visibility is cause for concern1,2,3 MRI progression is a cause for biopsy1,2,3 Grade group progression is usually a trigger for radical treatment4 1. Stavrinides et al 2019; 2. Omil-Lima et al 2022; 3.Osses et al 2020; 4. Weinstock et al 2020 5. Data on file Active Surveillance (6-13m Bx) (n=5; 6m f/u)5 MRI Invisibility (PIRADS ≤ 2) 12%1 100% Progression Metrics MRI Progression 30%1 0% Grade Group Progression 32-46%1,2 0% © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved Data Presented

53 FDA Prostate Cancer Research PRCT002 Objective Evaluate safety & efficacy of Aquablation therapy for localized prostate cancer. Single-arm FDA IDE Study • Localized prostate cancer • Grade Group 1-2 20 patients PRCT002 Design 5 US Sites © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

Treatment Strategy Categories

	Strategy	Cost to Patient	Failure Rate
Active Surveillance ***(watch)***	No immediate action. Regular testing & radical treatment if progression occurs	No morbidity from active treatment	50%-60% radical treatment within 10-15 years[1]
Focal Therapy ***(disrupt)***	Disrupt natural course of disease by ablating known cancer up to half the prostate	4% incontinence[2] 10-25% erectile dysfunction[2]	~35% residual actionable GG≥2 disease after 1-2 years[3-9] *(MRI Era Intermediate risk)*
AQUABLATION® THERAPY ***(resect)***	Near total resection of prostate, including all known disease	**Early results (n=5):** 0% incontinence 0% erectile dysfunction	**Early results (n=5):** 0% actionable disease 0% residual tumor on MRI
Surgery & Radiation ***(radical)***	Radical treatment prostatectomy or radiation therapy	**Surgery:**[10] Incontinence 21%; ED: 81% **Radiation:**[10] Incontinence: 4%; ED: 66%	Intermediate-risk disease Biochemical Failure[11] **Surgery:** 15%(5yrs), 24%(10yrs) **Radiation:** 13%(5yrs), 21%(10yrs)

1. Hamdy et al NEJM 2023; 2. Weighted averages based on the totality of the ablation literature; reference available upon request; 3. Mortezavi et al J Urol 2019; 4. Abreu et al J Urol 2020; 5. Nahar et al J Urol 2020; 6. Ehadie et al 2022; 8. Wysock et al J Urol 2023; 8. Zhu et al E Urol Open 2023; 9. Dixon et al J Endo 2023; 10 Donovan et al NEJM 2016; 11. Falagario et al Jama Net Open 2023; Data reported in each category is not head-to-head

54

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

PROCEPT BioRobotics®

PCa Summary for Aquablation Therapy

1	2	3
Near Whole Gland Treatment	~3 Million Patients	Enrolling Patients in Two Trials

GOALS

- **Stop or delay progression of cancer** in low & intermediate risk patients
- **Reduce rates of unnecessary morbidity** to low & intermediate risk patients
- **Offer safe & effective treatment** for prostate cancer

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PROCEPT BioRobotics®

© 2024 PROCEPT BioRobotics Corporation. All Rights Reserved. PROSTATE CANCER FIRESIDE CHAT Dr. Inderbir Gill Founding Executive Director for USC Urology. Chairman of Urological Cancer Surgery at Keck School of Medicine of USC

57 Disclosures The views expressed in this presentation are those of the presenter and do not necessarily reflect the views or policies of PROCEPT BioRobotics or its subsidiaries. No official endorsement by PROCEPT BioRobotics or any of its subsidiaries of any vendor, products or services contained in this presentation is intended or should be inferred Grants/research support: NIH R-01 Speakers/honoraria: None Consulting: None Cofounded: OneLine Health, Karkinos Dr. Inderbir Gill Keck School of Medicine of USC © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved

58 Treatment Strategy Categories Strategy Cost to Patient Failure Rate Active Surveillance (watch) No immediate action. Regular testing & radical treatment if progression occurs No morbidity from active treatment 50%-60% radical treatment within 10-15 years1 Focal Therapy (disrupt) Disrupt natural course of disease by ablating known cancer up to half the prostate 4% incontinence2 10-25% erectile dysfunction2 ~35% residual actionable GG≥2 disease after 1-2 years3-9 (MRI Era Intermediate risk) Near total resection of prostate, including all known disease Early results (n=5): 0% incontinence 0% erectile dysfunction Early results (n=5): 0% (?) actionable disease 0% (?) residual tumor on MRI Surgery & Radiation (radical) Radical treatment prostatectomy or radiation therapy Surgery:10 Incontinence 21%; ED: 81% Radiation:10 Incontinence: 4%; ED: 66% Intermediate-risk disease Biochemical Failure11 Surgery: 15%(5yrs), 24%(10yrs) Radiation: 13%(5yrs), 21%(10yrs) 1. Hamdy et al NEJM 2023; 2. Weighted averages based on the totality of the ablation literature; reference available upon request; 3. Mortezavi et al J Urol 2019; 4. Abreu et al J Urol 2020; 5. Nahar et al J Urol 2020; 6. Ehadie et al 2022; 8. Wysock et al J Urol 2023: 8. Zhu et al E Urol Open 2023; 9. Dixon et al J Endo 2023; 10 Donovan et al NEJM 2016; 11. Falagario et al Jama Net Open 2023 Data reported in each category is not head-to-head © 2024 PROCEPT BioRobotics Corporation. All Rights Reserved